SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – April 25, 2016

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NEW JERSEY	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Honeywell International Inc. (the “Company”) held its Annual Meeting of Shareowners on April 25, 2016. The following matters set forth in our Proxy Statement dated March 10, 2016, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.	The nominees listed below were elected directors with the respective votes set forth opposite their names:

	For	%	Against	%	Broker Non Votes

William S. Ayer	581,275,791	94.61%	33,147,377	5.39%	71,012,338
Kevin Burke	608,243,814	98.99%	6,179,354	1.01%	71,012,338
Jaime Chico Pardo	581,091,053	94.58%	33,332,115	5.42%	71,012,338
David M. Cote	598,496,481	97.41%	15,926,687	2.59%	71,012,338
D. Scott Davis	601,045,795	97.82%	13,377,373	2.18%	71,012,338
Linnet F. Deily	580,591,228	94.49%	33,831,940	5.51%	71,012,338
Judd Gregg	585,449,733	95.28%	28,973,435	4.72%	71,012,338
Clive Hollick	596,150,875	97.03%	18,272,293	2.97%	71,012,338
Grace D. Lieblein	579,114,702	94.25%	35,308,466	5.75%	71,012,338
George Paz	576,941,257	93.90%	37,481,911	6.10%	71,012,338
Bradley T. Sheares	598,333,350	97.38%	16,089,818	2.62%	71,012,338
Robin L. Washington	607,898,050	98.94%	6,525,118	1.06%	71,012,338

2.	The shareowners approved the appointment of Deloitte & Touche LLP as independent accountants for 2016. The voting results are set forth below :

For	%	Against	%	Abstain	%
677,538,612	98.85%	5,909,080	0.86%	1,987,814	0.29%

3.	The voting results on a non-binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2016 proxy statement are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
409,617,550	66.67%	199,711,159	32.50%	5,094,459	0.83%	71,012,338

4.	The shareowners approved the 2016 Stock Incentive Plan of Honeywell International Inc. and its Affiliates

For	%	Against	%	Abstain	%	Broker Non Votes
570,332,749	92.82%	40,529,522	6.60%	3,560,897	0.58%	71,012,338

5.	The shareowners approved the 2016 Stock Plan for Non-Employee Directors of Honeywell International Inc.

For	%	Against	%	Abstain	%	Broker Non Votes
569,802,137	92.74%	39,052,882	6.36%	5,568,149	0.91%	71,012,338

6.	The shareowners did not approve the proposal regarding independent board chairman. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
238,876,397	38.88%	371,188,295	60.41%	4,358,476	0.71%	71,012,338

7.	The shareowners did not approve the proposal regarding the right to act by written consent. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
241,906,716	39.37%	366,290,416	59.62%	6,226,036	1.01%	71,012,338

8.	The shareowners did not approve the proposal regarding political lobbying and contributions. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
165,816,550	26.99%	348,196,985	56.67%	100,409,633	16.34%	71,012,338

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2016	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Jeffrey N. Neuman
Jeffrey N. Neuman
Vice President, Corporate Secretary and
Deputy General Counsel